Exhibit 99.1

AssetMark Reports $86.8B Platform Assets for Third Quarter 2021

CONCORD, Calif., November 9, 2021 (GLOBE NEWSWIRE) — AssetMark Financial Holdings, Inc. (NYSE: AMK) today announced financial results for the quarter ended September 30, 2021.

Third Quarter 2021 Financial and Operational Highlights

•	Net income for the quarter was $12.3 million, or $0.17 per share.
•	Adjusted net income for the quarter was $29.9 million, or $0.40 per share, on total revenue of $139.7 million.
•	Adjusted EBITDA for the quarter was $44.8 million, or 32.0% of total revenue.
•

Platform assets increased 29.1% year-over-year and 2.6% quarter-over-quarter to $86.8 billion, aided by quarterly record net flows of $2.8 billion and partially offset by a negative market impact net of fees of $0.6 billion. Year-to-date annualized net flows as a percentage of beginning-of-year platform assets were 12.5%.

•

More than 6,500 new households and 201 new producing advisors joined the AssetMark platform during the third quarter. In total, as of September 30, 2021 there were over 8,500 advisors (approximately 2,750 were engaged advisors) and over 203,000 investor households on the AssetMark platform.

•	We realized a 23.7% annualized production lift from existing advisors for the third quarter, indicating that advisors continued to grow organically and increase wallet share on our platform.

“This is another record-breaking quarter for AssetMark, underscoring the strength of our business and execution of our advisor-centric strategy,” said AssetMark CEO Natalie Wolfsen. “Net flows of $2.8 billion marked the third consecutive quarter of record organic growth. We also realized the company’s highest quarterly revenue, adjusted EBITDA, net income and EPS this quarter. While we are very happy with these results, our focus remains on the future and our commitment to delivering value to our advisors and our shareholders.”

Third Quarter 2021 Key Operating Metrics

	3Q21	3Q20	Variance per year
Operational metrics:
Platform assets (at period-beginning) (millions of dollars)	84,594	63,229	33.8%
Net flows (millions of dollars)	2,830	1,209	134.1%
Market impact net of fees (millions of dollars)	$(598)	2,816	NM
Acquisition impact (millions of dollars)	—	—	NM
Platform assets (at period-end) (millions of dollars)	86,826	67,254	29.1%
Net flows lift (% of beginning of year platform assets)	3.8%	2.0%	180 bps
Advisors (at period-end)	8,552	8,473	0.9%
Engaged advisors (at period-end)	2,749	2,398	14.6%
Assets from engaged advisors (at period-end) (millions of dollars)	79,667	60,043	32.7%
Households (at period-end)	203,004	182,683	11.1%
New producing advisors	201	171	17.5%
Production lift from existing advisors (annualized %)	23.7%	18.7%	26.6%
Assets in custody at ATC (at period-end) (millions of dollars)	65,656	47,989	36.8%
ATC client cash (at period-end) (millions of dollars)	2,611	2,656	(1.7%)

Financial metrics:
Total revenue (millions of dollars)	140	107	30.4%
Net income (loss) (millions of dollars)	12.2	8.6	42.5%
Net income (loss) margin (%)	8.8%	8.0%	80 bps
Capital expenditure (millions of dollars)	9.3	8.3	11.3%

Non-GAAP financial metrics:
Adjusted EBITDA (millions of dollars)	44.8	29.3	52.6%
Adjusted EBITDA margin (%)	32.0%	27.4%	460bps
Adjusted net income (millions of dollars)	29.9	18.2	64.5%

Note: Percentage variance based on actual numbers, not rounded results

Webcast and Conference Call Information

AssetMark will host a live conference call and webcast to discuss its third quarter 2021 results. In conjunction with this earnings press release, AssetMark has posted an earnings presentation on its investor relations website at http://ir.assetmark.com. Conference call and webcast details are as follows:

•	Date: November 9, 2021
•	Time: 2:00 p.m. PT; 5:00 p.m. ET

•

Phone: Listeners can pre-register for the conference call here: https://www.incommglobalevents.com/registration/q4inc/9023/assetmark-financial-holdings-inc-q3-2021-earnings-conference-call/. Upon registering, you will be provided with participant dial-in numbers, passcode and unique registrant ID. In the 10 minutes prior to the call start time, you may use the conference access information (dial in number, direct event passcode and registrant ID) provided in the confirmation email received at the point of registering to join the call directly.

•

Webcast: http://ir.assetmark.com. Please access the website 10 minutes prior to the start time. The webcast will be available in recorded form at http://ir.assetmark.com for 14 days from November 9, 2021.

About AssetMark Financial Holdings, Inc.

AssetMark is a leading provider of extensive wealth management and technology solutions that power independent financial advisors and their clients. Through AssetMark, Inc., its investment advisor subsidiary registered with the Securities and Exchange Commission, AssetMark operates a platform that comprises fully integrated technology, personalized and scalable service and curated investment platform solutions designed to make a difference in the lives of advisors and their clients. AssetMark had $86.8 billion in platform assets as of September 30, 2021 and has a history of innovation spanning more than 20 years.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “could,” “should,” “believes,” “estimates,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this press release, including our business strategies, our financial performance, investments in new products, services and capabilities and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our prospectus dated July 17, 2019 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. Additional information is also available in our Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. All information provided in this release is based on information available to us as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are inherently uncertain. We undertake no duty to update this information unless required by law.

AssetMark Financial Holdings, Inc.

Condensed Consolidated Balance Sheets

(in thousands except share data and par value)

	September 30, 2021	December 31, 2020
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$50,448	$70,619
Restricted cash	12,000	11,000
Investments, at fair value	13,872	10,577
Fees and other receivables, net	9,776	8,891
Income tax receivable, net	11,154	8,596
Prepaid expenses and other current assets	11,305	13,637
Total current assets	108,555	123,320
Property, plant and equipment, net	7,788	7,388
Capitalized software, net	71,994	68,835
Other intangible assets, net	706,623	655,736
Operating lease right-of-use assets	23,315	27,496
Goodwill	440,757	338,848
Other assets	2,145	1,965
Total assets	$1,361,177	$1,223,588
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,024	$2,199
Accrued liabilities and other current liabilities	47,724	43,694
Total current liabilities	48,748	45,893
Long-term debt, net	115,000	75,000
Other long-term liabilities	17,190	16,302
Long-term portion of operating lease liabilities	29,288	31,820
Deferred income tax liabilities, net	159,475	149,500
Total long-term liabilities	320,953	272,622
Total liabilities	369,701	318,515
Stockholders’ equity:
Common stock, $0.001 par value (675,000,000 shares authorized and 73,548,557 and 72,459,255 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively)	74	72
Additional paid-in capital	923,511	850,430
Retained earnings	67,891	54,571
Total stockholders’ equity	991,476	905,073
Total liabilities and stockholders’ equity	$1,361,177	$1,223,588

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Income and Comprehensive Income

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Asset-based revenue	$134,152	$103,808	$374,655	$304,170
Subscription-based revenue	3,172	—	3,172	—
Spread-based revenue	1,235	2,628	6,513	14,128
Other revenue	1,108	702	2,375	2,861
Total revenue	139,667	107,138	386,715	321,159
Operating expenses:
Asset-based expenses	38,697	33,431	110,609	98,530
Spread-based expenses	(484)	436	1,060	2,158
Employee compensation	44,051	42,802	150,800	131,663
General and operating expenses	18,794	15,947	52,599	48,695
Professional fees	5,071	3,636	14,349	10,627
Depreciation and amortization	10,648	8,670	29,849	25,826
Total operating expenses	116,777	104,922	359,266	317,499
Interest expense	1,061	1,344	2,606	4,445
Other income (expense), net	119	(15)	82	(4)
Income (loss) before income taxes	21,710	887	24,761	(781)
Provision for (benefit from) income taxes	9,460	(7,710)	11,441	(2,834)
Net income	12,250	8,597	13,320	2,053
Net comprehensive income	$12,250	$8,597	$13,320	$2,053
Net income per share attributable to common stockholders:
Basic	$0.17	$0.13	$0.19	$0.03
Diluted	0.17	0.12	0.19	0.03
Weighted average number of common shares outstanding, basic	72,921,794	67,282,040	71,764,582	67,211,341
Weighted average number of common shares outstanding, diluted	73,566,777	70,068,690	71,940,398	69,695,817

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$13,320	$2,053
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,849	25,826
Interest	540	456
Deferred income taxes	226	593
Share-based compensation	48,079	40,041
Impairment of right-of-use assets and property, plant, and equipment	—	2,381
Changes in certain assets and liabilities:
Fees and other receivables, net	(594)	2,853
Receivables from related party	(91)	(42)
Prepaid expenses and other current assets	4,866	4,796
Accounts payable, accrued liabilities and other current liabilities	14	(13,160)
Income tax receivable, net	(2,308)	(11,398)
Net cash provided by operating activities	93,901	54,399
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of WBI OBS Financial, LLC, net of cash received	—	(18,561)
Purchase of Voyant, Inc., net of cash received	(124,236)	—
Purchase of investments	(2,435)	(1,896)
Sale of investments	173	12
Purchase of property and equipment	(652)	(2,288)
Purchase of computer software	(26,016)	(18,750)
Net cash used in investing activities	(153,166)	(41,483)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility draw down	75,000	—
Payments on credit facility	(35,000)	—
Proceeds from exercise of stock options	94	187
Net cash provided by financing activities	40,094	187
Net change in cash, cash equivalents, and restricted cash	(19,171)	13,103
Cash, cash equivalents, and restricted cash at beginning of period	81,619	105,341
Cash, cash equivalents, and restricted cash at end of period	$62,448	$118,444
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$15,977	$8,807
Interest paid	1,870	3,985
Non-cash operating activities:
Non-cash changes to right-of-use assets	(1,176)	38,734
Non-cash changes to lease liabilities	(1,176)	40,078
Common stock issued in acquisition of business	24,910	-

Explanations and Reconciliations of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe adjusted EBITDA, adjusted EBITDA margin and adjusted net income, all of which are non-GAAP measures, are useful in evaluating our performance. We use adjusted EBITDA, adjusted EBITDA margin and adjusted net income to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that such non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, such non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. Adjusted EBITDA and adjusted EBITDA margin are useful financial metrics in assessing our operating performance from period to period because they exclude certain items that we believe are not representative of our core business, such as certain material non-cash items and other adjustments such as share-based compensation, strategic initiatives and reorganization and integration costs. We believe that adjusted EBITDA and adjusted EBITDA margin, viewed in addition to, and not in lieu of, our reported GAAP results, provide useful information to investors regarding our performance and overall results of operations for various reasons, including:

•

non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance; and

•

costs associated with acquisitions and the resulting integrations, debt refinancing, restructuring, litigation and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance.

We use adjusted EBITDA and adjusted EBITDA margin:

•	as measures of operating performance;
•	for planning purposes, including the preparation of budgets and forecasts;
•	to allocate resources to enhance the financial performance of our business;
•	to evaluate the effectiveness of our business strategies;
•	in communications with our board of directors concerning our financial performance; and
•	as considerations in determining compensation for certain employees.

Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and should not be considered in isolation to, or as substitutes for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted EBITDA and adjusted EBITDA margin do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect changes in, or cash requirements for, working capital needs;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect interest expense on our debt or the cash requirements necessary to service interest or principal payments; and
•

the definitions of adjusted EBITDA and adjusted EBITDA margin can differ significantly from company to company and as a result have limitations when comparing similarly titled measures across companies.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted EBITDA for the three and nine months ended September 30, 2021 and 2020 (unaudited).

	Three Months Ended September 30,		Three Months Ended September 30,
(in thousands except for percentages)	2021	2020	2021	2020
Net income	$12,250	$8,597	8.8%	8.0%
Provision for (benefit from) income taxes	9,460	(7,710)	6.8%	(7.2)%
Interest income	(18)	(111)	—	(0.1)%
Interest expense	1,061	1,344	0.8%	1.3%
Amortization/depreciation	10,648	8,670	7.6%	8.1%
EBITDA	33,401	10,790	24.0%	10.1%
Share-based compensation(1)	7,974	12,919	5.7%	12.1%
Reorganization and integration costs(2)	2,315	101	1.7%	0.1%
Acquisition expenses(3)	948	3,014	0.7%	2.8%
Business continuity plan(4)	4	42	—	—
Office closures(5)	—	2,479	—	2.3%
Unrealized loss (gain) in investments	119	(15)	0.1%	—
Adjusted EBITDA	$44,761	$29,330	32.2%	27.4%

	Nine Months Ended September 30,		Nine Months Ended September 30,
(in thousands except for percentages)	2021	2020	2021	2020
Net income	$13,320	$2,053	3.4%	0.6%
Provision for (benefit from) income taxes	11,441	(2,834)	3.0%	(0.9)%
Interest income	(116)	(842)	—	(0.3)%
Interest expense	2,606	4,445	0.7%	1.4%
Amortization/depreciation	29,849	25,826	7.7%	8.1%
EBITDA	57,100	28,648	14.8%	8.9%
Share-based compensation(1)	48,079	40,041	12.4%	12.5%
Reorganization and integration costs(2)	8,094	248	2.1%	0.1%
Acquisition expenses(3)	5,236	10,239	1.4%	3.2%
Business continuity plan(4)	136	1,383	—	0.4%
Office closures(5)	167	2,479	—	0.8%
Unrealized loss (gain) in investments	82	(4)	—	—
Adjusted EBITDA	$118,894	$83,034	30.7%	25.9%

(1)

“Share-based compensation” represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, and RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related to the departure of our former chief executive officer in March 2021, our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)

“Business continuity plan” includes incremental compensation and other costs that are directly related to operations while transitioning to a remote workforce and other costs due to the COVID-19 pandemic.

(5)	“Office closures” represents one-time expenses related to closing facilities.

Set forth below is a summary of the adjustments involved in the reconciliation from net income and net income margin, the most directly comparable GAAP financial measures, to adjusted EBITDA and adjusted EBITDA margin for the three months for the three and nine months ended September 30, 2021 and 2020, broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$7,974	$—	$7,974	$12,919	$—	$12,919
Reorganization and integration costs(2)	1,484	831	2,315	101	—	101
Acquisition expenses(3)	178	770	948	1,409	1,605	3,014
Business continuity plan(4)	—	4	4	—	42	42
Office closures(5)	—	—	—	—	2,479	2,479
Unrealized loss (gain) in investments	—	119	119	—	(15)	(15)
Total adjustments to adjusted EBITDA	$9,636	$1,724	$11,360	$14,429	$4,111	$18,540

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	5.7%	—	5.7%	12.1%	—	12.1%
Reorganization and integration costs(2)	1.1%	0.6%	1.7%	0.1%	—	0.1%
Acquisition expenses(3)	0.1%	0.5%	0.6%	1.3%	1.5%	2.8%
Business continuity plan(4)	—	—	—	—	—	—
Office closures(5)	—	—	—	—	2.3%	2.3%
Unrealized loss (gain) in investments	—	—	—	—	—	—
Total adjustments to adjusted EBITDA margin %	6.9%	1.1%	8.0%	13.5%	3.8%	17.3%

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$48,079	$—	$48,079	$40,041	$—	$40,041
Reorganization and integration costs(2)	4,417	3,677	8,094	250	(2)	248
Acquisition expenses(3)	1,403	3,833	5,236	4,858	5,381	10,239
Business continuity plan(4)	12	124	136	1,082	301	1,383
Office closures(5)	—	167	167	—	2,479	2,479
Unrealized loss (gain) in investments	—	82	82	—	(4)	(4)
Total adjustments to adjusted EBITDA	$53,911	$7,883	$61,794	$46,231	$8,155	$54,386

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	12.4%	—	12.4%	12.5%	—	12.5%
Reorganization and integration costs(2)	1.1%	1.0%	2.1%	0.1%	—	0.1%
Acquisition expenses(3)	0.4%	1.0%	1.4%	1.5%	1.7%	3.2%
Business continuity plan(4)	—	—	—	0.3%	0.1%	0.4%
Office closures(5)	—	—	—	—	0.8%	0.8%
Unrealized loss (gain) in investments	—	—	—	—	—	—
Total adjustments to adjusted EBITDA margin %	13.9%	2.0%	15.9%	14.4%	2.6%	17.0%

(1)

“Share-based compensation” represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, and RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related to the departure of our former chief executive officer in March 2021, our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)

“Business continuity plan” includes incremental compensation and other costs that are directly related to operations while transitioning to a remote workforce and other costs due to the COVID-19 pandemic.

(5)	“Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income

Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. We prepared adjusted net income to eliminate the effects of items that we do not consider indicative of our core operating performance. We have historically not used adjusted net income for internal management reporting and evaluation purposes; however, we believe that adjusted net income, viewed in addition to, and not in lieu of, our reported GAAP results, provides useful information to investors regarding our performance and overall results of operations for various reasons, including the following:

•

non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance;

•

costs associated with acquisitions and related integrations, restructuring and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance; and

•

amortization expense can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; as such, the amortization of intangible assets obtained in acquisitions is not considered a key measure of our operating performance.

Adjusted net income does not purport to be an alternative to net income or cash flows from operating activities. The term adjusted net income is not defined under GAAP, and adjusted net income is not a measure of net income, operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, adjusted net income has limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted net income does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted net income does not reflect changes in, or cash requirements for, working capital needs; and

•	other companies in the financial services industry may calculate adjusted net income differently than we do, limiting its usefulness as a comparative measure.

The schedule set forth below presents the Company’s GAAP results from the Condensed Consolidated Statements of Comprehensive Income (unaudited) for the three and nine months ended September 30, 2021 and 2020, with certain line items adjusted for the items described above. Included below is also a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three and nine months ended September 30, 2021 and 2020 (unaudited).

Non-GAAP Presentation	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2021	2020	2021	2020
Revenue:
Asset-based revenue	$134,152	$103,808	$374,655	$304,170
Subscription-based revenue	3,172	—	3,172	—
Spread-based revenue	1,235	2,628	6,513	14,128
Other revenue	1,108	702	2,375	2,861
Total revenue	139,667	107,138	386,715	321,159
Adjusted operating expenses:
Asset-based expenses	38,697	33,431	110,609	98,530
Spread-based expenses	(484)	436	1,060	2,158
Adjusted employee compensation (1)	34,415	28,373	96,889	85,432
Adjusted general and operating expenses (1)	17,712	12,107	46,198	41,483
Adjusted professional fees (1)	4,548	3,350	12,949	9,680
Adjusted depreciation and amortization (2)	4,679	3,562	13,664	10,502
Total adjusted operating expenses	99,567	81,259	281,369	247,785
Interest expense	1,061	1,344	2,606	4,445
Adjusted other expense, net (1)	—	—	—	—
Adjusted income before income taxes	39,039	24,535	102,740	68,929
Adjusted provision for income taxes (3)	9,174	6,379	24,143	17,921
Adjusted net income	$29,865	$18,156	$78,597	$51,008
Adjusted earnings per share	$0.40	$0.25	$1.07	$0.70
Adjusted number of common shares outstanding, diluted (4)	74,687,043	72,798,865	73,680,825	72,633,854
Adjusted EBITDA (5)	$44,761	$29,330	$118,894	$83,034

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.
(4)

Consists of the outstanding shares at period-end and the full dilutive impact of unvested equity awards which includes restricted stock awards, restricted stock units, stock options and stock appreciation rights.

(5)

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth in the ‘Adjusted EBITDA and Adjusted EBITDA Margin’ section above.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three months ended September 30, 2021 and 2020 (unaudited).

Reconciliation of Non-GAAP Presentation.	Three months ended September 30, 2021			Three months ended September 30, 2020
(in thousands)	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$134,152	$—	$134,152	$103,808	$—	$103,808
Subscription-based revenue	3,172	—	3,172	—	—	—
Spread-based revenue	1,235	—	1,235	2,628	—	2,628
Other revenue	1,108	—	1,108	702	—	702
Total revenue	139,667	—	139,667	107,138	—	107,138
Operating expenses:
Asset-based expenses	38,697	—	38,697	33,431	—	33,431
Spread-based expenses	(484)	—	(484)	436	—	436
Employee compensation (1)	44,051	(9,636)	34,415	42,802	(14,429)	28,373
General and operating expenses (1)	18,794	(1,082)	17,712	15,947	(3,840)	12,107
Professional fees (1)	5,071	(523)	4,548	3,636	(286)	3,350
Depreciation and amortization (2)	10,648	(5,969)	4,679	8,670	(5,108)	3,562
Total operating expenses	116,777	(17,210)	99,567	104,922	(23,663)	81,259
Interest expense	1,061	—	1,061	1,344	—	1,344
Other income (expense), net (1)	119	(119)	—	(15)	15	—
Income before income taxes	21,710	17,329	39,039	887	23,648	24,535
Provision for (benefit from) income taxes (3)	9,460	(286)	9,174	(7,710)	14,089	6,379
Net income	$12,250		$29,865	$8,597		$18,156

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

Reconciliation of Non-GAAP Presentation	Nine months ended September 30, 2021			Nine months ended September 30, 2020
(in thousands)	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$374,655	$—	$374,655	$304,170	$—	$304,170
Subscription-based revenue	3,172	—	3,172	—	—	—
Spread-based revenue	6,513	—	6,513	14,128	—	14,128
Other revenue	2,375	—	2,375	2,861	—	2,861
Total revenue	386,715	—	386,715	321,159	—	321,159
Operating expenses:
Asset-based expenses	110,609	—	110,609	98,530	—	98,530
Spread-based expenses	1,060	—	1,060	2,158	—	2,158
Employee compensation (1)	150,800	(53,911)	96,889	131,663	(46,231)	85,432
General and operating expenses (1)	52,599	(6,401)	46,198	48,695	(7,212)	41,483
Professional fees (1)	14,349	(1,400)	12,949	10,627	(947)	9,680
Depreciation and amortization (2)	29,849	(16,185)	13,664	25,826	(15,324)	10,502
Total operating expenses	359,266	(77,897)	281,369	317,499	(69,714)	247,785
Interest expense	2,606	—	2,606	4,445	—	4,445
Other income (expense), net (1)	82	(82)	—	(4)	4	—
Income (loss) before income taxes	24,761	77,979	102,740	(781)	69,710	68,929
Provision for (benefit from) income taxes (3)	11,441	12,702	24,143	(2,834)	20,755	17,921
Net income	$13,320		$78,597	$2,053		$51,008

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$12,250			$8,597
Acquisition-related amortization(1)	$—	$5,969	5,969	$—	$5,108	5,108
Expense adjustments(2)	1,662	1,605	3,267	1,510	4,126	5,636
Share-based compensation	7,974	—	7,974	12,919	—	12,919
Other expenses	—	119	119	—	(15)	(15)
Tax effect of adjustments(3)	(391)	677	286	(393)	(13,696)	(14,089)
Adjusted net income	$9,245	$8,370	$29,865	$14,036	$(4,477)	$18,156

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$13,320			$2,053
Acquisition-related amortization(1)	$—	$16,185	16,185	$—	$15,324	15,324
Expense adjustments(2)	5,832	7,801	13,633	6,190	8,159	14,349
Share-based compensation	48,079	—	48,079	40,041	—	40,041
Other expenses	—	82	82	—	(4)	(4)
Tax effect of adjustments(3)	(1,371)	(11,331)	(12,702)	(1,609)	(19,146)	(20,755)
Adjusted net income	$52,540	$12,737	$78,597	$44,622	$4,333	$51,008

(1)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(2)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation.
(3)	Reflects the tax impact of expense adjustments and acquisition-related amortization.

Contacts

Investors:

Taylor J. Hamilton, CFA

Head of Investor Relations

InvestorRelations@assetmark.com

Media:

Alaina Kleinman

Head of PR & Communications

alaina.kleinman@assetmark.com

SOURCE: AssetMark Financial Holdings, Inc.